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                                                                    EXHIBIT 10.1



                             EMPLOYMENT AGREEMENT

        THIS AGREEMENT is made effective as of January 1, 1998 ("Effective Date"), by and between FIRST COMMUNITY BANK & TRUST ("Employer"), a bank organized and existing under the laws of the State of Georgia, and J. STEVEN WALRAVEN ("Walraven").


                                   RECITALS

        Employer and Walraven (collectively the "Parties") recite and declare:


        A. Walraven serves as an employee at will for the Employer in the position of President & Chief Executive Officer.


        B. The Parties desire to commit to the following terms and conditions for Walraven's future employment.

        For the reasons set forth above, and in consideration of mutual promises and agreements set forth in this Agreement, the Parties agree as follows:



                                  SECTION I
                                  EMPLOYMENT

        Employer hereby agrees to continue to employ Walraven as President and Chief Executive Officer and Walraven hereby accepts and agrees to such employment, subject to the terms of this Agreement. During the term of his employment, Walraven shall report directly to the Board of Directors.


                                  SECTION II
                               RESPONSIBILITIES

        During the term of Walraven's employment and subject to the terms of this Agreement, Walraven shall have the responsibilities outlined in the position description incorporated into this Agreement as Appendix A.


                                  SECTION III
                               TERM OF AGREEMENT

        The term of this Agreement shall commence January 1, 1998, and continue for three (3) consecutive calendar years. Such term shall be automatically renewed at the end of each calendar year unless terminated as provided in
Section VI of this Agreement.

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                                  SECTION IV
                           COMPENSATION OF WALRAVEN

        Employer will compensate Walraven for his services rendered pursuant to this Agreement as follows:


        (a)     BASE SALARY. Employer shall pay Walraven an annual base salary,
                -----------
                payable bi-weekly, as stated on Appendix B attached to this Agreement. Base salary shall be reviewed and amended annually for salary adjustments mutually agreed to between Walraven and Employer.


        (b)     EMPLOYEE BENEFITS. Walraven shall fully participate in the
                -----------------
                following employee benefits:

                (1) MEDICAL, DENTAL AND GROUP TERM LIFE INSURANCE.  Walraven
                    ---------------------------------------------
                    shall participate fully in medical, dental and group term life insurance provided by Employer to other employees. Employer shall also continue paying its portion of the premium (currently $48.48 per month) for a term life insurance policy agreed to under the terms of Walraven's Employment Agreement dated January 1, 1988.

                (2) QUALIFIED RETIREMENT PLAN. Walraven shall participate fully
                    -------------------------
                    in all tax qualified retirement plans provided by Employer to other employees.

                (3) DEFERRED COMPENSATION. Walraven shall be entitled to
                    ---------------------
                    continued participation in the Executive Private Pension plan (EPP), to the extent of the terms of the EPP Agreement previously entered into by the Parties on April 1, 1997.

                (4) INCENTIVE COMPENSATION. Walraven shall be entitled to
                    ----------------------
                    additional annual cash compensation determined pursuant to a prearranged formula applied to the attainment of set performance goals. The details of the formula shall be approved annually by the Board of Directors of Employer.

                (5) STOCK OPTIONS. Walraven shall be entitled to continued
                    -------------
                    participation in his grant of options dated June 18, 1991, the 1994 Incentive Stock Option Plan with options granted November 15, 1994 and November 21, 1995, and in the 1997 Stock Option Plan executed April 1, 1997.

                (6) VACATION, HOLIDAYS AND SICK PAY. Walraven shall be entitled
                    -------------------------------
                    to paid vacation, holidays, and to sick pay as defined in Employer's written personnel policy available to all employees as updated from time to time.



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                (7) COUNTRY CLUB AND CIVIC CLUB DUES. Employer shall pay
                    --------------------------------
                    Walraven's dues to the Cartersville Country Club for the purpose of entertaining customers and prospective customers as well as dues for various civic organizations for purposes of identifying new customers and expanding the visibility of the bank in the community.

                (8) AUTOMOBILE. Employer shall provide a Chevrolet Suburban
                    ----------
                    automobile, or similar model, for Walraven's use.

                (9) DIRECTOR FEES. While serving on the Board of Directors,
                    -------------
                    Walraven shall receive the same compensation as other directors, except that Walraven will not participate in the Director Incentive Plan.



                                   SECTION V
                      CONFIDENTIALITY AND NONCOMPETITION


        Except as required by law, Walraven agrees that he will not at any time communicate or divulge to, or use for his benefit, or for the benefit of any other person, firm, association, or corporation, any information concerning Employer's business activities, including, without limitation, financial projections and models, costs and sales data, marketing plans and programs, customer lists, loans and deposit information, and methods of operations, or other confidential matters possessed, owned or used by Employer that have been or may be communicated to, acquired by, or learned of by him in the course of or as a result of his employment with Employer. All records, files, memoranda, reports, loan, lists, customer and depositor information, drawings, plans, sketches, documents, equipment and other similar information relating to the business of Employer, which Walraven shall develop, create, use, prepare, or come into contact with shall remain the sole property of Employer, and shall be returned to them not later than the termination of Walraven's employment.

        Nothing herein shall restrict Walraven's use of his personal knowledge, training, contacts, and experience as a banker in his business activities or in any subsequent employment. Nevertheless, Walraven agrees that he shall not directly or indirectly solicit, as a member of management or a loan or lending officer, for a competitor of Employer (defined as any commercial bank, savings institution or credit union doing business in Bartow County Georgia) any individual or entity who was a customer of Employer during Walraven's term of employment hereunder or for three (3) years after his employment ends. The parties agree that the term of this noncompetition provision is reasonable and is in pari materia with the term of this contract. The provisions of this paragraph shall survive the expiration or termination of this Agreement. All references to Employer in this paragraph shall be deemed to include all parents, subsidiaries, and other affiliates thereof.

        In the event of an actual threatened breach by Walraven of the provisions of this Article V, Employer shall be entitled to an injunction restraining the actions


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Walraven and requiring compliance with such provisions. Injunctive relief shall be in addition to, and not in lieu of, any other remedies which may be available to Employer for such breach or threatened breach.


                                  SECTION VI
                                  TERMINATION

        (a)     TERMINATION WITH CAUSE. Employer may terminate this Agreement
                ----------------------
                for cause pursuant to notice in writing to Walraven, specifying such cause with reasonable particularity. Walraven shall have ten (10) days from receipt thereof in which to cure the act or omission complained of, unless the act or omission of its very nature cannot be cured. If no cure has been or can be effected within the time allowed, this Agreement shall thereupon terminate.

        For purposes hereof, "cause" shall be limited to:

                (i) Any material act of self-dealing between Employer and Walraven which is not disclosed in full to, and approved by, the Board of Directors of Employer;

                (ii) Deliberate falsification by Walraven of any records or reports;

                (iii) Fraud on the part of Walraven against the Employer or any subsidiary or affiliate;

                (iv)    Alcohol or drug dependency on the part of Walraven;

                (v) Theft, embezzlement, or misappropriation by Walraven of any funds of Employer, or conviction of any felony;

                (vi) Execution of any document transferring, or creating any material liens or encumbrance on, any material property of Employer, not in the ordinary course of business, without authorization of the Board of Directors of Employer; or

        In the event of Walraven's termination for cause, all compensation and benefits due under this Agreement shall terminate 30 days from the effective date of termination.

        (b)     TERMINATION BY WALRAVEN. Walraven may terminate this Agreement
                -----------------------
                upon ninety (90) days written notice to the Board of Directors of Employer. In such event, all compensation and benefits due under this Agreement shall terminate on the effective date of termination.

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        (c)     TERMINATION BY DEATH. This Agreement shall automatically
                --------------------
                terminate upon the death of Walraven. In such event, all compensation and benefits due under this Agreement shall terminate on Walraven's death.

        (d)     TERMINATION BY RETIREMENT. This Agreement shall automatically
                -------------------------
                terminate upon Walraven's 65th birthday. In such event, all compensation and benefits due under this Agreement shall terminate on Walraven's retirement.

        (e)     TERMINATION FOR DISABILITY. Employer may terminate this
                --------------------------
                Agreement in the event that Walraven shall, during the term of this Agreement, become permanently disabled as defined in this section. Such option shall be exercised by Employer giving notice in writing to Walraven of Employer's intention to terminate this Agreement on the last day of the month in which the notice is so mailed, with the same force and effect as if such last day of the month were the date originally set forth in this Agreement as the termination date of this Agreement. In such event, all compensation and benefits due under this Agreement shall terminate on the date of termination.

                For the purposes of this Agreement, Walraven shall be deemed to have become permanently disabled, if, during any year of the term of this Agreement, because of ill health, physical or mental incapacity he is prevented from performing the minimum requirements of his position.

        (f)     EFFECT OF TERMINATION ON VESTED BENEFITS. Notwithstanding
                ----------------------------------------
                anything contained in this Agreement, Walraven's termination of employment shall not effect the Employer's liability for the payment of vested benefits pursuant to individual contracts or state or federal law requiring the payment of such benefits.

        (g)     RIGHTS OF BOARD OF DIRECTORS. Notwithstanding anything contained
                ----------------------------
                in this Agreement, the Employer's Board of Directors retains its statutory right and obligation to remove Walraven from office at any time, whenever in its judgement the best interests of the Employer will be served thereby, without prejudice to any contractual right herein.


                                  SECTION VII
                        AGREEMENTS OUTSIDE OF CONTRACT

        This Agreement contains the complete agreement concerning the employment arrangement between the Parties and shall, as of the effective date hereof, supersede all other agreements between the Parties. The Parties stipulate that neither of them has made any representation with respect to the subject matter of this Agreement or any representations including the execution and delivery of this Agreement except such

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representations as are specifically set forth in this Agreement and each of the parties acknowledges that he or it has relied on its own judgment in entering into this Agreement. The Parties further acknowledge that any payments or representations that may have been made by either of them to the other prior to the date of executing this Agreement are of no effect and that neither of them has relied thereon in connection with his or its dealings with the other.


                                  SECTION VII
                           MODIFICATION OF AGREEMENT

        Any modification of this Agreement or additional obligation assumed by either Employer and Walraven in connection with this Agreement shall be binding only if evidenced in writing signed by each them or an authorized representative of each them.


                                  SECTION IX
                         EFFECT OF A PARTIAL INVALIDITY

        The invalidity of any portion of this Agreement will not and shall not be deemed to affect the validity of any other provision. In the event that any provision of this Agreement is held to be invalid, the Parties agree that the remaining provisions shall be deemed to be in full force and effect as if they had been executed by both parties subsequent to elimination of the invalid provision.


                                   SECTION X
                                 CHOICE OF LAW

        It is the intention of the Parties that this Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, be construed in accordance with and under and pursuant to the laws of the State of Georgia and that, in any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by any reason of this Agreement, the laws of the State of Georgia shall be applicable and shall govern to the exclusion of the law of the forum, without regard to the jurisdiction in which any action or special proceeding may be instituted.


                                  SECTION XI
                                   NO WAIVER

        The failure of either Employer or Walraven to insist upon the performance of any of the terms and conditions of this Agreement, or the waiver of any breach of any of the terms and conditions of this Agreement, shall not be construed as thereafter waiving any such terms and conditions, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.



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                                  SECTION XII
                                 ATTORNEY FEES

        In the event that any action is filed in relation to this Agreement, the unsuccessful party in the action shall pay to the successful party, in addition to all the sums that either party may be called on to pay, a reasonable sum for the successful party's attorney's fees.


                                 SECTION XIII
                              PARAGRAPH HEADINGS


        The title to the paragraphs of this Agreement are solely for the convenience of the parties and shall not be used to explain, modify, simplify, or aid in the interpretation of the provisions of this Agreement.

        IN WITNESS WHEREOF, the Parties now duly execute this Agreement.

                                        FIRST COMMUNITY BANK & TRUST

April 21, 1998                          By:  /s/ H. Boyd Pettit
--------------                             --------------------------
Date
                                        As Its:  Chairman
                                               ----------------------



April 21, 1998                          By:  /s/ J. Steven Walraven
--------------                             --------------------------
Date                                       J. STEVEN WALRAVEN


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                                  APPENDIX B
                                  ----------

Annual base salary effective January 1, 1998                  $121,000


                                          EMPLOYER
                                          FIRST COMMUNITY BANK & TRUST


April 21, 1998                            BY: /s/ H. Boyd Pettit
---------------------------                  ------------------------------
Date
                                          AS ITS:  Chairman
                                                 --------------------------

                                          WALRAVEN


April 21, 1998                             /s/ Steven Walraven
----------------------------              ----------------------------------
Date                                      J. STEVEN WALRAVEN


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